UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 14, 2003

CITIZENS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)
KENTUCKY	0-20148	61-1187135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD LOUISVILLE, KENTUCKY		40243

(Address of principal executive offices)		(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (502) 244-2420

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits (furnished pursuant to Item 12)

        The registrant's earnings press release dated November 14, 2003, reporting its third quarter 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 12.  Results of Operations and Financial Condition

       The registrant's earnings press release dated November 14, 2003, reporting its third quarter 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation Registrant
By: /s/ Lane A. Hersman Lane A. Hersman Executive Vice President and Chief Operating Officer

Date:  November 14, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated November 14, 2003

3